Exhibit 99.1

Caesars Entertainment Corporation
Summary Impact of Adopting Revenue Recognition Standard
Years Ended December 31, 2017 and 2016
(Unaudited)

	Previously Reported		ASC Recast Adjustments		As Recast
(In millions)	2017	2016	2017	2016	2017	2016
Revenues
Casino	$2,865	$2,177	$(697)	$(569)	$2,168	$1,608
Food and beverage	938	788	44	34	982	822
Rooms	1,054	923	20	27	1,074	950
Other	626	527	(30)	(31)	596	496
Reimbursed management costs	48	—	—	—	48	—
Less: casino promotional allowances	(679)	(538)	679	538	—	—
Net revenues	4,852	3,877	16	(1)	4,868	3,876
Operating expenses
Direct
Casino	1,521	1,128	(308)	(238)	1,213	890
Food and beverage	446	383	247	189	693	572
Rooms	276	249	84	69	360	318
Property, general, administrative, and other	1,133	1,166	(9)	(18)	1,124	1,148
Reimbursable management costs	48	—	—	—	48	—
Depreciation and amortization	628	439	(2)	—	626	439
Corporate expense	204	194	(2)	(1)	202	193
Other operating costs	64	91	1	—	65	91
Total operating expenses	4,320	3,650	11	1	4,331	3,651
Income from operations	$532	$227	$5	$(2)	$537	$225

Caesars Entertainment Corporation
Segment Impact of Adopting Revenue Recognition Standard
Year Ended December 31, 2017 (including Quarterly Periods)
(Unaudited)

(In millions)	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
Las Vegas	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast
Net revenues	$673	$674	$680	$686	$686	$691	$858	$864	$2,897	$2,915
Total operating expenses	520	522	527	530	579	585	725	729	2,351	2,366
Income from operations	$153	$152	$153	$156	$107	$106	$133	$135	$546	$549

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
Other U.S.	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast
Net revenues	$278	$280	$305	$306	$283	$284	$890	$888	$1,756	$1,758
Total operating expenses	249	251	258	259	236	237	815	812	1,558	1,559
Income from operations	$29	$29	$47	$47	$47	$47	$75	$76	$198	$199

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
All Other	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast
Net revenues	$12	$12	$17	$16	$17	$18	$153	$149	$199	$195
Total operating expenses	45	43	68	70	90	88	208	205	411	406
Loss from operations	$(33)	$(31)	$(51)	$(54)	$(73)	$(70)	$(55)	$(56)	$(212)	$(211)

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
Consolidated	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast
Net revenues	$963	$966	$1,002	$1,008	$986	$993	$1,901	$1,901	$4,852	$4,868
Total operating expenses	814	816	853	859	905	910	1,748	1,746	4,320	4,331
Income from operations	$149	$150	$149	$149	$81	$83	$153	$155	$532	$537

Caesars Entertainment Corporation
Segment Impact of Adopting Revenue Recognition Standard
Year Ended December 31, 2016 (including Quarterly Periods)
(Unaudited)

(In millions)	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
Las Vegas	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast
Net revenues	$643	$646	$672	$670	$665	$661	$645	$645	$2,625	$2,622
Total operating expenses	525	528	518	515	538	535	518	519	2,099	2,097
Income from operations	$118	$118	$154	$155	$127	$126	$127	$126	$526	$525

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
Other U.S.	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast
Net revenues	$297	$297	$310	$312	$311	$312	$287	$288	$1,205	$1,209
Total operating expenses	257	258	265	266	261	262	259	259	1,042	1,045
Income from operations	$40	$39	$45	$46	$50	$50	$28	$29	$163	$164

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
All Other	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast
Net revenues	$10	$10	$10	$11	$10	$12	$17	$12	$47	$45
Total operating expenses	88	87	104	106	240	240	77	76	509	509
Loss from operations	$(78)	$(77)	$(94)	$(95)	$(230)	$(228)	$(60)	$(64)	$(462)	$(464)

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
Consolidated	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast	Previous	Recast
Net revenues	$950	$953	$992	$993	$986	$985	$949	$945	$3,877	$3,876
Total operating expenses	870	873	887	887	1,039	1,037	854	854	3,650	3,651
Income/(loss) from operations	$80	$80	$105	$106	$(53)	$(52)	$95	$91	$227	$225

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